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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)   January 13, 1997


                             PictureTel Corporation
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               (Exact name of registrant as specified in charter)

     DELAWARE                        1-9434                           04-2835972
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(State or other                   (Commission                      (IRS Employer
jurisdiction                      File Number)            Identification Number)
of incorporation)

                      100 Minuteman Road, Andover, MA 01810
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (508) 292-5000


(Former name or former address, if changed since last report)


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Item 5.  Other Events


         On January 13, 1997 the Company issued a press release reporting that Domenic LaCava, the Vice President Enterprise Systems Group, had been promoted to the position of President and Chief Operating Officer of the Company, effective immediately.


Financial Statements and Exhibits

(a)      Financial Statements of business acquired:

Not applicable

(b)      Pro Forma financial information

Not applicable

(c)      Exhibits:

(10)(a)  Press Release dated January 13, 1997


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PictureTel Corporation

                                             (Registrant)

                                             By /s/ Les B. Strauss
                                                Les B. Strauss
                                                Vice President, Finance


                                             Date:    January 15, 1997


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                                  EXHIBIT INDEX

Exhibit No.

(10)(a)  Press Release dated January 13, 1997